March 15, 2007

DREYFUS PREMIER MANAGER FUNDS II — DREYFUS PREMIER BLUE CHIP FUND

Supplement to Prospectus dated April 1, 2006

At a meeting of the Board of Trustees of Dreyfus Premier Manager Funds II, held on March 8, 2007, the Board approved the liquidation of Dreyfus Premier Blue Chip Fund ("the Fund") effective on or about May 25, 2007 (the "Liquidation Date"). Accordingly, effective on or about April 9, 2007, no new or subsequent investments in the Fund will be permitted.

In addition, effective immediately, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the Fund will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus sponsored Individual Retirement Accounts ("IRAs") will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.